Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Kirk Thompson
Kirk Thompson

Date: January 13, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ James L. Robo
James L. Robo

Date: January 14, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Douglas G. Duncan
Douglas G. Duncan

Date: January 14, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Francesca M. Edwardson
Francesca M. Edwardson

Date: February 11, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Wayne Garrison
Wayne Garrison

Date: February 10, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Sharilyn S. Gasaway
Sharilyn S. Gasaway

Date: February 10, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Gary C. George
Gary C. George

Date: January 17, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ John B. Hill, III
John B. Hill, III

Date: January 17, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ J. Bryan Hunt, Jr
J. Bryan Hunt, Jr

Date: January 11, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of J.B. Hunt Transport Services, Inc. does hereby constitute and appoint Kirk Thompson and John Roberts, and each of them severally, his or her lawful attorneys and agents, for him or her and in his or her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable said Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the calendar year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all exhibits and amendments thereto and any and all documents in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his or her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

/s/ Gale V. King
Gale V. King

Date: January 22, 2022